Exhibit 99.1

Financial News Release

Advanced Energy Announces Second Quarter 2020 Results

●	Q2 revenue was a record $340 million, at the high end of the guidance range of $285 million to $345 million
●	Q2 GAAP EPS from continuing operations was $0.76
●	Q2 Non-GAAP EPS was $1.18, above the guidance range of $0.50 to $1.10

DENVER, Colo., August 5, 2020 - Advanced Energy Industries, Inc. (Nasdaq: AEIS), today announced financial results for the second quarter ended June 30, 2020.

“In Q2 we delivered record revenue with margins, earnings, and cash flow generation above expectations. As a pure play power leader, we are leveraging our operational excellence and market share gains, delivering on accelerating demand in many of our markets, and realizing the benefits of the Artesyn integration," said CEO Yuval Wasserman. “While visibility and operating conditions remain difficult due to COVID-19, we are executing our growth strategy ahead of plan.”

Second Quarter Results

Sales were $339.9 million in the second quarter of 2020 compared with $315.5 million in the first quarter of 2020 and $134.8 million in the second quarter of 2019.

GAAP net income from continuing operations was $29.3 million or $0.76 per diluted share, compared with $18.4 million or $0.48 per diluted share in the prior quarter, and $23.4 million or $0.61 per diluted share in the second quarter of 2019.

Non-GAAP net income was $45.4 million or $1.18 per diluted share in the second quarter of 2020. This compares with $34.9 million or $0.91 per diluted share in the first quarter of 2020, and $17.2 million or $0.45 per diluted share in the second quarter of 2019.

A reconciliation of non-GAAP measures is provided in the tables below.

The company generated $38.6 million of operating cash from continuing operations in the quarter and made debt principal payments of $4.4 million.

Discontinued Operations

The company’s financial statements for all periods presented reflect results for the continuing precision power business, with the discontinued inverter business included in discontinued operations for all purposes. Further financial detail regarding the amounts related to the discontinued inverter business are available in the company’s 2019 Annual Report on Form 10-K.

Third Quarter 2020 Guidance

Based on the company’s current view, beliefs and assumptions, guidance for the third quarter of 2020 is within the following ranges.

Q3 2020
Revenues	$350M +/- $25M
GAAP EPS from continuing operations	$0.88 +/- $0.25
Non-GAAP EPS	$1.15 +/- $0.25

Conference Call

Management will host a conference call today, August 5, 2020 at 6:00 a.m. Mountain Time / 8:00 a.m. Eastern Time to discuss Advanced Energy’s financial results. Domestic callers may access this conference call by dialing 855-232-8958. International callers may access the call by dialing +1 315-625-6980. Participants will need to provide the operator with conference ID number 1753437, which has been reserved for this call. A webcast will also be available on the company’s investors web page at ir.advanced-energy.com.

About Advanced Energy

Advanced Energy (Nasdaq: AEIS) is a global leader in the design and manufacturing of highly engineered, precision power conversion, measurement and control solutions for mission-critical applications and processes. AE’s power solutions enable customer innovation in complex applications for a wide range of industries including semiconductor equipment, industrial, manufacturing, telecommunications, data center computing and healthcare. With engineering know-how and responsive service and support around the globe, the company builds collaborative partnerships to meet technology advances, propel growth for its customers and innovate the future of power. Advanced Energy has devoted more than three decades to perfecting power for its global customers and is headquartered in Denver, Colorado, USA. For more information, visit www.advancedenergy.com.

Advanced Energy | Precision. Power. Performance.

For more information, contact:

Brian Smith

Advanced Energy

(970) 407-6555

brian.smith@aei.com

Non-GAAP Measures

This release includes GAAP and non-GAAP income and per-share earnings data and other GAAP and non-GAAP financial information. Advanced Energy’s non-GAAP measures exclude the impact of non-cash related charges such as stock-based compensation and amortization of intangible assets, as well as discontinued operations, and non-recurring items such as acquisition-related costs and restructuring expenses. Beginning in Q2 2020, Advanced Energy’s non-GAAP measures will exclude non-cash unrealized foreign currency gains or losses that result from remeasurement to functional currency long-term obligations related to pension and operating lease liabilities as the remeasurement does not represent current economic exposure and is unrelated to our overall operating performance. These long-term obligations were acquired in connection with the Artesyn acquisition and the Company previously used derivatives to hedge the exposure; however, the Company has determined it will no longer hedge these non-economic exposures. The tax effect of our non-GAAP adjustments represents the anticipated annual tax rate applied to each non-GAAP adjustment after consideration of their respective book and tax treatments.

The non-GAAP measures included in this release are not in accordance with, or an alternative for, similar measures calculated under generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Advanced Energy believes that these non-GAAP measures provide useful information to management and investors to evaluate business performance without the impacts of certain non-cash charges, non-economic foreign currency remeasurements, and other cash charges which are not part of the company’s usual operations. The company uses these non-GAAP measures to assess performance against business objectives, make business decisions, develop budgets, forecast future periods, assess trends and evaluate financial impacts of various scenarios. In addition, management’s incentive plans include these non-GAAP measures as criteria for achievements. Additionally, the company believes that these non-GAAP measures, in combination with its financial results calculated in accordance with GAAP, provide investors with additional perspective. While some of the excluded items may be incurred and reflected in the company’s GAAP financial results in the foreseeable future, the company believes that the items excluded from certain non-GAAP measures do not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred. The use of non-GAAP measures has limitations in that such measures do not reflect all of the amounts associated with the company’s results of operations as determined in accordance with GAAP, and these measures should only be used to evaluate the company’s results of operations in conjunction with the corresponding GAAP measures. Please refer to the Form 8-K regarding this release furnished today to the Securities and Exchange Commission.

Forward-Looking Statements

The company’s guidance with respect to anticipated financial results for the third quarter ending September 30, 2020, potential future growth and profitability, future business mix, expectations regarding future market trends, future performance within specific markets and other statements herein or made on the above-announced conference call that are not historical information are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to: (a) the effects of global macroeconomic conditions upon demand for our products and services; (b) the volatility and cyclicality of the industries the company serves, particularly the semiconductor industry; (c) delays in capital spending by end-users in our served markets; (d) the risks and uncertainties related to the acquisition and integration of Artesyn Embedded Power including the optimization and reduction of our global manufacturing sites; (e) the recent outbreak of COVID-19 and its potential adverse impact on our product manufacturing, research & development, supply chain, services and administrative operations; (f) the accuracy of the company’s estimates related to fulfilling solar inverter product warranty and post-warranty obligations; (g) the company’s ability to realize its plan to avoid additional costs after the solar inverter wind-down; (h) the accuracy of the company’s assumptions on which its financial statement projections are based; (i) the impact of product price changes, which may result from a variety of factors; (j) the timing of orders received from customers; (k) the company’s ability to realize benefits from cost improvement efforts including avoided costs, restructuring plans and inorganic growth; (l) the company’s ability to obtain in a timely manner the materials necessary to manufacture its products; (m) unanticipated changes to management’s estimates, reserves or allowances; (n) changes and adjustments to the tax expense and benefits related to the U.S. tax reform that was enacted in late 2017; and (o) the impact of escalating political, economic and policy tensions and conflicts between China and the United States including, but not limited to, trade wars and export restrictions between the two countries, China’s national security law for Hong Kong, and China’s expansion of control over the South China Sea, any of which could negatively impact our customers’ and our presence, operations, and financial results. These and other risks are described in Advanced Energy’s Form 10-K, Forms 10-Q and other reports and statements filed with the Securities and Exchange Commission (the “SEC”). These reports and statements are available on the SEC’s website at www.sec.gov. Copies may also be obtained from Advanced Energy’s investor relations page at ir.advanced-energy.com or by contacting Advanced Energy’s investor relations at 970-407-6555. Forward-looking statements are made and based on information available to the company on the date of this press release. Aspirational goals and targets discussed on the conference call or in the presentation materials should not be interpreted in any respect as guidance. The company assumes no obligation to update the information in this press release.

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2020	2019	2020	2020	2019
	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited
Sales:
Product	$311,770	$106,193	$289,361	$601,131	$218,305
Service	28,110	28,617	26,095	54,205	57,248
Total sales	339,880	134,810	315,456	655,336	275,553
Cost of sales:
Product	195,535	56,113	191,066	386,601	116,914
Service	14,041	14,571	12,159	26,200	28,773
Total cost of sales	209,576	70,684	203,225	412,801	145,687
Gross profit	130,304	64,126	112,231	242,535	129,866
	38.3%	47.6%	35.6%	37.0%	47.1%
Operating expenses:
Research and development	35,855	21,840	34,770	70,625	43,129
Selling, general and administrative	48,174	27,612	45,991	94,165	56,626
Amortization of intangible assets	5,009	1,874	5,006	10,015	3,847
Restructuring expense	5,790	1,795	656	6,446	3,468
Total operating expenses	94,828	53,121	86,423	181,251	107,070
Operating income	35,476	11,005	25,808	61,284	22,796
Other income (expense), net	(1,587)	15,545	(3,510)	(5,097)	16,288
Income from continuing operations before income taxes	33,889	26,550	22,298	56,187	39,084
Provision (benefit) for income taxes	4,610	3,177	3,900	8,510	324
Income from continuing operations, net of income taxes	29,279	23,373	18,398	47,677	38,760
Income (loss) from discontinued operations, net of income taxes	(151)	8,324	(320)	(471)	8,315
Net income	29,128	31,697	18,078	47,206	47,075
Income from continuing operations attributable to non-controlling interest	(16)	11	15	(1)	19
Net income attributable to Advanced Energy Industries, Inc.	$29,144	$31,686	$18,063	$47,207	$47,056

Basic weighted-average common shares outstanding	38,294	38,274	38,358	38,326	38,236
Diluted weighted-average common shares outstanding	38,458	38,462	38,570	38,525	38,443

Earnings per share attributable to Advanced Energy Industries, Inc:

Continuing operations:
Basic earnings per share	$0.77	$0.61	$0.48	$1.24	$1.01
Diluted earnings per share	$0.76	$0.61	$0.48	$1.24	$1.01

Discontinued operations:
Basic earnings per share	$—	$0.22	$(0.01)	$(0.01)	$0.22
Diluted earnings per share	$—	$0.22	$(0.01)	$(0.01)	$0.22

Net income:
Basic earnings per share	$0.76	$0.83	$0.47	$1.23	$1.23
Diluted earnings per share	$0.76	$0.82	$0.47	$1.23	$1.22

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	June 30,	December 31,
	2020	2019
ASSETS
Current assets:
Cash and cash equivalents	$380,637	$346,441
Marketable securities	2,729	2,614
Accounts and other receivable, net	235,613	246,564
Inventories	260,049	230,019
Income taxes receivable	4,862	4,245
Other current assets	45,792	36,855
Total current assets	929,682	866,738

Property and equipment, net	107,554	108,109
Operating lease right-of-use assets	107,774	105,404

Deposits and other assets	21,776	22,556
Goodwill and intangibles, net	381,570	386,943
Deferred income tax assets	45,894	42,656
Total assets	$1,594,250	$1,532,406

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$180,415	$170,671
Other accrued expenses	125,843	113,849
Current portion of debt	17,500	17,500
Current portion of operating lease liability	19,112	18,312
Total current liabilities	342,870	320,332

Long-term debt	313,040	321,527
Non-current liabilities of continuing operations	219,982	213,287
Long-term liabilities	533,022	534,814

Total liabilities	875,892	855,146

Advanced Energy stockholders’ equity	717,813	676,714
Noncontrolling interest	545	546
Stockholders’ equity	718,358	677,260
Total liabilities and stockholders’ equity	$1,594,250	$1,532,406

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

	Six Months Ended June 30,
	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$47,206	$47,075
Loss from discontinued operations, net of income taxes	(471)	8,315
Income from continuing operations, net of income taxes	47,677	38,760

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	23,196	8,396
Stock-based compensation expense	5,885	4,136
Provision (benefit) for deferred income taxes	(1,439)	4,509
Gain on sale of central inverter service business	—	(14,804)
Discount on notes receivable	721	—
Net loss on disposal of assets	231	90
Changes in operating assets and liabilities, net of assets acquired	(8,711)	(22,757)
Net cash provided by operating activities from continuing operations	67,560	18,330
Net cash used in operating activities from discontinued operations	(586)	(1,914)
Net cash provided by operating activities	66,974	16,416
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of marketable securities	(167)	—
Proceeds from sale of property and equipment	69	1,742
Issuance of notes receivable	(1,000)	(2,800)
Purchases of property and equipment	(13,391)	(8,866)
Net cash used in investing activities from continuing operations	(14,489)	(9,924)
Net cash used in investing activities from discontinued operations	—	—
Net cash used in investing activities	(14,489)	(9,924)
CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on long-term borrowings	(8,750)	—
Purchase and retirement of common stock	(7,248)	—
Net payments related to stock-based award activities	(1,392)	(1,042)
Net cash used in financing activities from continuing operations	(17,390)	(1,042)
Net cash used in financing activities from discontinued operations	—	—
Net cash used in financing activities	(17,390)	(1,042)
EFFECT OF CURRENCY TRANSLATION ON CASH	(899)	(932)
INCREASE IN CASH AND CASH EQUIVALENTS	34,196	4,518
CASH AND CASH EQUIVALENTS, beginning of period	346,441	354,552
CASH AND CASH EQUIVALENTS, end of period	380,637	359,070
Less cash and cash equivalents from discontinued operations	—	—
CASH AND CASH EQUIVALENTS FROM CONTINUING OPERATIONS, end of period	$380,637	$359,070

ADVANCED ENERGY INDUSTRIES, INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

(in thousands)

Net Sales by Product Line	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2020	2019	2020	2020	2019
Semiconductor Equipment	$145,424	$90,058	$133,625	$279,049	$181,495
Industrial & Medical	70,886	44,752	61,979	132,865	94,058
Data Center Computing	83,316	—	86,183	169,499	—
Telecom & Networking	40,254	—	33,669	73,923	—
Total	$339,880	$134,810	$315,456	$655,336	$275,553

Net Sales by Geographic Region	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2020	2019	2020	2020	2019
North America	$149,760	$61,393	$164,331	$314,091	$119,899
Asia	170,753	50,962	110,975	281,728	109,397
Europe	19,048	22,092	39,136	58,184	45,518
Other Countries	319	363	1,014	1,333	739
Total	$339,880	$134,810	$315,456	$655,336	$275,553

ADVANCED ENERGY INDUSTRIES, INC.

SELECTED OTHER DATA (UNAUDITED)

(in thousands)

Reconciliation of Non-GAAP measure - operating expenses and operating income, excluding certain items	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2020	2019	2020	2020	2019
Gross profit from continuing operations, as reported	$130,304	$64,126	$112,231	$242,535	$129,866
Adjustments to gross profit:
Stock-based compensation	156	55	222	378	288
Facility expansion, relocation costs and other	970	150	1,543	2,513	320
Acquisition-related costs	215	—	5,141	5,356	—
Non-GAAP gross profit	131,645	64,331	119,137	250,782	130,474
Non-GAAP gross margin	38.7%	47.7%	37.8%	38.3%	47.3%

Operating expenses from continuing operations, as reported	94,828	53,121	86,423	181,251	107,070
Adjustments:
Amortization of intangible assets	(5,009)	(1,874)	(5,006)	(10,015)	(3,847)
Stock-based compensation	(2,681)	(883)	(2,826)	(5,507)	(3,848)
Acquisition-related costs	(2,978)	(1,531)	(2,405)	(5,383)	(3,042)
Facility expansion, relocation costs and other	(539)	—	(816)	(1,355)	(74)
Restructuring charges	(5,790)	(1,795)	(656)	(6,446)	(3,468)
Non-GAAP operating expenses	77,831	47,038	74,714	152,545	92,791
Non-GAAP operating income	$53,814	$17,293	$44,423	$98,237	$37,683
Non-GAAP operating margin	15.8%	12.8%	14.1%	15.0%	13.7%

Reconciliation of Non-GAAP measure - income excluding certain items	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2020	2019	2020	2020	2019
Income from continuing operations, less noncontrolling interest, net of income taxes	$29,295	$23,362	$18,383	$47,678	$38,741
Adjustments:
Amortization of intangible assets	5,009	1,874	5,006	10,015	3,847
Acquisition-related costs	3,193	1,531	7,546	10,739	3,042
Facility expansion, relocation costs and other	1,509	150	2,359	3,868	394
Restructuring charges	5,790	1,795	656	6,446	3,468
Unrealized foreign currency (gain) loss	1,058	—	—	1,058	—
Central inverter services business sale	—	(14,804)	—	—	(14,804)
Tax effect of Non-GAAP adjustments	(2,595)	2,536	(1,370)	(3,965)	1,685
Non-GAAP income, net of income taxes, excluding stock-based compensation	43,259	16,444	32,580	75,839	36,373
Stock-based compensation, net of taxes	2,170	722	2,363	4,533	3,185
Non-GAAP income, net of income taxes	$45,429	$17,166	$34,943	$80,372	$39,558

Reconciliation of Non-GAAP measure - per share earnings excluding certain items	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2020	2019	2020	2020	2019
Diluted earnings per share from continuing operations, as reported	$0.76	$0.61	$0.48	$1.24	$1.01
Add back (subtract):
Per share impact of Non-GAAP adjustments, net of tax	0.42	(0.16)	0.43	0.85	0.02
Non-GAAP per share earnings	$1.18	$0.45	$0.91	$2.09	$1.03

Reconciliation of Q3 2020 Guidance
	Low End	High End

Revenue	$325 million	$375 million

Reconciliation of Non-GAAP earnings per share
GAAP earnings per share	$0.63	$1.13
Stock-based compensation	0.09	0.09
Amortization of intangible assets	0.13	0.13
Restructuring and other	0.09	0.09
Tax effects of excluded items	(0.04)	(0.04)
Non-GAAP earnings per share	$0.90	$1.40